UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LAUDUS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LAUDUS TRUST

LAUDUS GROWTH INVESTORS U.S. LARGE CAP GROWTH FUND

211 Main Street,

San Francisco, California 94105

March [    ], 2013

Dear Shareholder,

A special meeting of shareholders of Laudus Growth Investors U.S. Large Cap Growth Fund (the “Fund”), a series of Laudus Trust (the “Trust”), has been scheduled for May 10, 2013 at 9:00 a.m. Pacific Time (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105.

If you were a shareholder of record as of the close of business on March 15, 2012, you are entitled to vote at the Meeting and any adjournment(s) and postponement(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card(s), like the one enclosed. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or over the Internet as described on the enclosed proxy card(s).

The enclosed Proxy Statement is designed to give you detailed information relating to the proposal on which you are asked to vote. The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) or postponement(s) thereof. The Board of Trustees of the Trust recently approved a proposal to adopt “manager of managers” exemptive relief for the Fund and is seeking shareholder approval thereof. The proposal described in the Proxy Statement relates to the following matter:

PROPOSAL:	To approve the adoption of exemptive relief which would authorize Charles Schwab Investment Management, Inc., the investment adviser to the Fund, subject to the supervision and approval of the Board of Trustees, to hire, terminate or replace investment subadvisers for the Fund without seeking shareholder approval.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. We encourage you to support the Board of Trustees’ recommendation.

Your vote is important. Please do not hesitate to call [1-8            ] if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

Sincerely,

Marie Chandoha President and Chief Executive Officer

LAUDUS TRUST

LAUDUS GROWTH INVESTORS U.S. LARGE CAP GROWTH FUND

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Fund”), a series of Laudus Trust. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees. You may also vote over the Internet or by telephone as described in the Proxy Statement.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A.	As more fully explained in the Proxy Statement, the Board of Trustees (the “Board” or “Trustees”) of Laudus Trust (the “Trust”) has approved a proposal to adopt “manager of managers” exemptive relief for the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Fund”). The manager of managers exemptive relief allows Charles Schwab Investment Management, Inc. (“CSIM”), subject to the supervision and approval of the Board, to hire, terminate or replace investment subadvisers for the Fund without seeking shareholder approval, as long as the investment subadviser is not affiliated with CSIM or the Fund. However, shareholder approval of the proposal is necessary in order to implement the exemptive relief.

Q.	Why am I being asked to approve the adoption of manager of managers exemptive relief?

A.	At its meeting held on January 31, 2013, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved and recommend that shareholders of the Fund approve the adoption of manager of managers exemptive relief for the Fund. The 1940 Act generally makes it unlawful for any person to act as an investment adviser (including an investment subadviser) to a fund except pursuant to a written contract that has been approved by a fund’s board of trustees as well as its shareholders. The Securities and Exchange Commission has granted CSIM and funds that CSIM manages, including the Fund, manager of managers exemptive relief pursuant to which CSIM is permitted to retain investment subadvisers and materially amend the terms of existing subadvisory agreements with investment subadvisers without shareholder approval, as long as the investment subadviser is not affiliated with CSIM or the fund. The exemptive relief would provide CSIM and the Board the flexibility to take action with respect to investment subadvisers and subadvisory agreements that CSIM and the Board believe are in the best interest of the Fund. The exemptive relief would allow the Fund to operate more efficiently by avoiding the expense and delay of soliciting shareholder approval in the future. However, the exemptive relief requires that before the Fund may rely on the relief, the Fund obtain shareholder approval (among other conditions). Therefore, you are being asked to approve the adoption of manager of managers exemptive relief for the Fund. Shareholders should note, however, that CSIM and the Board currently have no intent to make use of the exemptive relief in the foreseeable future.

Q.	Who is eligible to vote?

A.	Shareholders of record of the Fund as of March 15, 2013 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold as of the Record Date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration of the proposal, the Board, including the Independent Trustees, approved the proposal and recommends that you vote in favor of the proposal. The factors considered by the Board in approving the proposal and recommending that you approve the proposal are discussed in more detail in the enclosed Proxy Statement.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will ensure that no additional costs of any further solicitations for shareholder votes are incurred. We encourage all shareholders to participate in the governance of the Fund.

Q.	What happens if the proposal is not approved?

A.	If shareholders of the Fund do not approve the proposal, it will not be implemented and the Fund will continue to be required to obtain shareholder approval for the retention of an investment subadviser for the Fund or any material changes to a subadvisory agreement.

Q.	How do I vote my shares?

A.	You can vote in any one of four ways:

Internet:	Please follow the instructions on the enclosed proxy card(s).
Telephone:	Please call the number on the enclosed proxy card(s).
Mail:	Please sign and date the enclosed proxy card(s) and return it in the envelope provided.
In person:	At the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the enclosed Proxy Statement thoroughly before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the proposal.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. Please call us at [1-8 ] between [ a.m. and p.m. (Eastern Time) Monday through Friday].

2

LAUDUS TRUST

LAUDUS GROWTH INVESTORS U.S. LARGE CAP GROWTH FUND

211 Main Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MAY 10, 2013

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Laudus Growth Investors U.S. Large Cap Growth Fund (the “Fund”), a series of Laudus Trust (the “Trust”), has been scheduled for May 10, 2013 at 9:00 a.m. Pacific Time. The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105. The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) or postponement(s) thereof. The specifics of the proposal, which are more fully described in the enclosed Proxy Statement, are as follows:

PROPOSAL:	To approve the adoption of exemptive relief which would authorize Charles Schwab Investment Management, Inc., the investment adviser to the Fund, subject to the supervision and approval of the Board of Trustees, to hire, terminate or replace investment subadvisers for the Fund without seeking shareholder approval.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record of the Fund at the close of business on March 15, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjourned or postponed session thereof. All Record Date shareholders are invited to attend the Meeting in person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or over the Internet. Shareholders are encouraged to vote their shares by telephone or over the Internet. Please see your proxy card(s) for more information and instructions on how to vote. Please call [Jennifer Hafner at 415-667-7890] if you have any questions relating to attending the Meeting in person.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Clerk of the Trust at 211 Main Street, San Francisco, California 94105; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. In accordance with their own discretion, the persons appointed as proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof.

By Order of the Board of Trustees,

Marie Chandoha
President and Chief Executive Officer
March [ ], 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE MEETING TO BE HELD ON MAY 10, 2013

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at [            ].

LAUDUS TRUST

Laudus Growth Investors U.S. Large Cap Growth Fund

211 Main Street

San Francisco, California 94105

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Laudus Trust (the “Trust”) and one of its series, Laudus Growth Investors U.S. Large Cap Growth Fund (the “Fund”), for use at the special meeting of shareholders of the Fund to be held on May 10, 2013 at 9:00 a.m. (Pacific Time) at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105, and at any adjourned or postponed session(s) thereof (such meeting and any adjournments and postponements thereof are hereinafter referred to as, the “Meeting”). Shareholders of record of the Fund at the close of business on March 15, 2013 are entitled to vote at the Meeting. The proxy card(s) and this Proxy Statement are being distributed to shareholders on or about April [3], 2013.

At the Meeting, the shareholders of the Fund are being asked to approve the adoption of “manager of managers” exemptive relief for the Fund (the “Proposal”). The Investment Company Act of 1940, as amended (the “1940 Act”), generally makes it unlawful for any person to act as an investment adviser (including an investment subadviser) to a fund except pursuant to a written contract that has been approved by a fund’s board of trustees as well as its shareholders. Charles Schwab Investment Management, Inc. (“CSIM”) has previously received exemptive relief from the Securities and Exchange Commission (“SEC”) pursuant to which CSIM is permitted to retain investment subadvisers and materially amend the terms of existing subadvisory agreements with investment subadvisers without shareholder approval, as long as the investment subadviser is not affiliated with CSIM or the Fund. As discussed in more detail below, the Board of the Trust is asking that shareholders of the Fund approve the Proposal in order to provide CSIM and the Board the flexibility to take action with respect to investment subadvisers and subadvisory agreements in the best interest of the Fund while avoiding the expense and delay of soliciting shareholder approval, and to allow the Fund to operate with greater efficiency. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy card with respect to the Proposal, shares will be voted FOR the Proposal and, in accordance with the judgment of the persons appointed as proxies, upon any other matter that may properly come before the Meeting. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by: (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Clerk of the Trust at 211 Main Street, San Francisco, CA, 94105; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of CSIM, and The Charles Schwab Corporation or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, over the Internet or by telephone. The Trust and its affiliates will use [            ] (the “Proxy Solicitor”), a third party solicitor, for solicitation of proxies. The Proxy Solicitor may solicit proxies in person, over the Internet or by telephone. The Board has authorized the payment of expenses incurred in connection with the Proposal, including the cost of soliciting proxies, whether or not the Proposal is approved by shareholders. The cost of the Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Fund and is estimated to be between $150,000 and $200,000. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $[            ].

As of March 15, 2013, the total number of outstanding shares of the Fund was [            ] shares outstanding.

PROPOSAL

APPROVAL OF MANAGER OF MANAGERS EXEMPTIVE RELIEF

At a meeting held on January 31, 2013, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved and recommends that shareholders of the Fund approve the adoption of manager of managers exemptive relief for the Fund pursuant to which CSIM is permitted to retain investment subadvisers and materially amend the terms of existing subadvisory agreements with investment subadvisers without shareholder approval, as long as the investment subadviser is not affiliated with CSIM or the Fund.

The 1940 Act and the rules and regulations thereunder generally require that shareholders approve all agreements under which a fund’s investment adviser and investment subadviser(s) provide investment advice to the fund. Shareholder action also is required if the terms of existing advisory and subadvisory agreements are changed materially or if there is a change in control of an investment adviser or investment subadviser. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process is costly and time-consuming.

CSIM has previously received manager of managers exemptive relief from the SEC for funds that CSIM manages, pursuant to which CSIM is permitted to retain investment subadvisers and materially amend the terms of existing subadvisory agreements with investment subadvisers without shareholder approval where the investment subadviser is not affiliated with CSIM or the fund. The Fund may rely upon the manager of managers exemptive relief only if, among other things, the Fund’s shareholders have approved such reliance. Shareholders of the Fund are therefore being asked to approve the adoption of manager of managers exemptive relief for the Fund. The manager of managers exemptive relief has previously been implemented by other funds managed by CSIM.

Shareholders should note, however, that CSIM and the Board currently have no intent to make use of the exemptive relief in the foreseeable future.

Manager of Managers Exemptive Relief. On October 29, 2002, the SEC issued an order granting the manager of managers exemptive relief, which permits CSIM, with the approval of the Board, to enter into or materially amend subadvisory agreements with investment subadvisers without requiring shareholder approval where the investment subadviser is not affiliated with CSIM or the fund that CSIM is managing. CSIM anticipates that this relief would benefit shareholders to the extent that it will give CSIM additional flexibility to implement investment subadviser changes or materially amend subadvisory agreements with unaffiliated investment subadvisers when needed, and to avoid costly proxy solicitations. The Fund would still obtain shareholder approval of any subadvisory agreement (or a material amendment thereto) with an investment subadviser considered to be an “affiliated person,” as defined in the 1940 Act, of the Fund or CSIM, other than by reason of serving as an investment subadviser to the Fund.

CSIM believes that reliance on the manager of managers exemptive relief would enable the Fund to operate with greater efficiency by allowing CSIM to employ investment subadvisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval of investment subadvisers or material amendments to subadvisory agreements with investment subadvisers that are not affiliated with CSIM or the Fund.

CSIM provides management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund. Currently, CSIM, subject to the review and approval by the Board, in connection with the appointment of an investment subadviser for the Fund: (a) sets the Fund’s overall investment strategies; (b) evaluates, selects and recommends investment subadvisers to manage all or a part of the Fund’s assets; (c) when appropriate, may allocate and reallocate the Fund’s assets among multiple investment subadvisers; (d) monitors and evaluates the investment performance of the Fund’s investment subadviser(s); and (e) implements procedures reasonably designed to ensure that the Fund’s investment subadviser(s) comply with the Fund’s investment objective, policies and restrictions. If the Proposal is approved, CSIM would continue to provide these services to the Fund.

Conditions of Manager of Managers Exemptive Relief. Reliance on the manager of managers exemptive relief would be subject to various conditions, including, without limitation, the following:

1. The first set of conditions require that certain disclosures are made and that shareholders of the Fund are informed each time any new investment subadviser is hired. Before the Fund may rely on the manager of managers exemptive relief, the operation of the Fund in the manner described in the exemptive application must be approved by a majority of the Fund’s outstanding voting securities (as defined the 1940 Act). The Fund will disclose in its prospectus the existence, substance and effect of the manager of managers exemptive relief. In addition, the Fund will hold itself out to the public as employing the manager of managers approach described in the exemptive application. The Fund’s prospectus will prominently disclose that CSIM has ultimate responsibility (subject to oversight by the Board) for the investment performance of the Fund due to its responsibility to oversee the investment subadvisers and recommend their hiring, termination and replacement. Moreover, within 90 days of the hiring of any new investment subadviser, CSIM will furnish shareholders of the Fund with all of the information about the new investment subadviser that would be included in a proxy statement. Except as permitted by Rule 15a-4 under the 1940 Act, CSIM will not enter into a subadvisory agreement with any investment subadviser that is an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act, of the Fund or CSIM, other than by reason of serving as an investment subadviser to the Fund (an “Affiliated Investment Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

2. A second set of conditions is designed to protect shareholder interests through certain Board restrictions, restrictions on ownership of certain securities and careful Board oversight of changes of investment subadvisers if the Fund were to have Affiliated Investment Subadviser(s). Specifically, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be at the discretion of the then existing Independent Trustees. In addition, no trustee or officer of the Trust, or director or officer of CSIM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in an investment subadviser, except for: (i) ownership of interests in CSIM or any entity that controls, is controlled by or is under common control with CSIM; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either an investment subadviser or an entity that controls, is controlled by or is under common control with an investment subadviser. Finally, when a change of investment subadviser is proposed when the Fund has an Affiliated Investment Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which CSIM or the Affiliated Investment Subadviser derives an inappropriate advantage.

3. A third set of conditions requires that CSIM will provide general management services to the Fund when it operates under the manager of managers exemptive relief, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval by the Board, will: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend investment subadvisers to manage all or a part of the Fund’s assets; (c) when appropriate, allocate and reallocate the Fund’s assets among multiple investment subadvisers; (d) monitor and evaluate the investment subadvisers’ investment performance; and (e) implement procedures reasonably designed to ensure that the investment subadvisers comply with the Fund’s investment objective, policies and restrictions, all of which CSIM currently does.

The manager of managers exemptive relief also would permit the Fund to disclose in its registration statement the aggregate compensation paid to investment subadvisers, without disclosing separately the precise amount of fees paid to each investment subadviser. Many investment subadvisers charge for advisory services according to a predetermined fee schedule. While investment subadvisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so when the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of subadvisory fees paid to all investment subadvisers, rather than to each investment subadviser, would encourage investment subadvisers to negotiate lower management fees with CSIM.

Comparison of Current and Proposed Selection Process for Investment Subadvisers. Under both the current process and the proposed process for approval of subadvisory agreements, any new subadvisory agreement and any material change to an existing subadvisory agreement requires approval by the Board. In considering whether to appoint an investment subadviser for the Fund, the Board will analyze the factors it considers relevant, including the nature, extent, and quality of the services to be provided; investment performance; the costs of the services to be provided and the profits to be realized by the investment subadviser and its affiliates from the relationship with the Fund; the extent to which economies of scale would be realized if the Fund grows; and such other factors that the Board considers relevant to the investment subadviser’s performance. Furthermore, operation of the Fund under the proposed manager of managers exemptive relief would not diminish CSIM’s responsibilities to the Fund, including CSIM’s overall responsibility for the portfolio management services furnished by an investment subadviser.

If the shareholders of the Fund do not approve this Proposal, in order for CSIM to appoint a new investment subadviser to the Fund or materially change an existing subadvisory agreement relating to the Fund, the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit votes from the Fund’s shareholders. This process is time consuming and costly and will delay the appointment of a new investment subadviser or the implementation of material changes to an existing subadvisory agreement even when the Board and CSIM have concluded it to be desirable for the Fund to do so. The Board and CSIM therefore believe that reliance on the manager of managers exemptive relief should allow the Fund to operate with greater efficiency.

Board Considerations in Approving the Adoption of Manager of Managers Exemptive Relief. In determining whether to approve the adoption of manager of managers exemptive relief for the Fund and to recommend approval of such exemptive relief to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by CSIM.

The Board noted that it would continue to review and approve each investment subadviser selected by CSIM under the manager of managers exemptive relief, and would evaluate and consider for approval all new or amended subadvisory agreements. The Board also considered that shareholder approval of the Proposal would not result in changes to the management fees paid by the Fund to the CSIM. The Board noted that the subadvisory fee paid to an investment subadviser would be negotiated between CSIM and the investment subadviser, be subject to Board approval, and be paid by CSIM out of its management fees. The Board also noted that any increase in the management fee paid to CSIM by the Fund pursuant to the management contract would continue to require shareholder approval.

The Board concluded that it is appropriate and in the best interests of the Fund and its shareholders to provide CSIM and the Board with greater efficiency and maximum flexibility to enter into or materially amend subadvisory agreements without incurring the unnecessary delay or expense of obtaining shareholder approval in the future.

Voting Requirements for the Proposal. The approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined by the 1940 Act) of the Fund, which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

If the Proposal is approved by shareholders, the Proposal will take effect on or about May [    ], 2013. If shareholders of the Fund do not approve the Proposal, it will not be implemented and the Fund will continue to be required to obtain shareholder approval of the retention of any investment subadviser for the Fund or any material amendments to a subadvisory agreement.

The Trustees Unanimously Recommend that Shareholders of the Fund

Vote “FOR” the Proposal.

ADDITIONAL INFORMATION

REGARDING THE FUND

Information Regarding the Fund’s Investment Adviser, Investment Subadviser, Principal Underwriter and Administrator. Charles Schwab Investment Management, Inc., which is located at 211 Main Street, San Francisco, California 94105, serves as the investment adviser for the Fund. UBS Global Asset Management (Americas) Inc., which is located at 1285 Avenue of the Americas, New York, New York 10019, serves as the investment subadviser for the Fund. ALPS Distributors, Inc., which is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal underwriter for the Fund. State Street Bank and Trust Company, which is located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator for the Fund.

[Trustee and Executive Officer Fund Ownership. As of March 15, 2013, the Trust’s Trustees and executive officers, as a group, owned less than one percent (1%) of the outstanding shares of the Fund.]

5% Shareholders. As of March 15, 2013, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

Name and Address of Shareholder	Amount of Shares	Percent of Shares	Nature of Ownership

Control Persons. [As of March 15, 2013, the CSIM and its affiliates held of record approximately [    ]% of the outstanding shares of the Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.]

Quorum. In order to act upon the Proposal, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. A quorum is constituted by 40% of the shares of the Fund entitled to vote.

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Because these shares will be counted as present, but not as voting in favor of the Proposal, abstentions and “broker non-votes” will have the same effect as a vote “against” the Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Proposal.

Adjournment and Postponement. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the Proposal. Any adjournment will require the affirmative vote of a majority of the votes properly cast upon the question. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will abstain from voting on adjournment all shares represented by proxies that abstain from voting on the Proposal and any “broker non-votes”. Therefore, abstentions and “broker non-votes” will have the same effect as a vote “against” adjournment. Any adjournment for a reasonable time after the date set for the original meeting does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Trust’s Board may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The Fund will bear the costs of any additional solicitation and any adjourned or postponed sessions.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Clerk of the Trust at 211 Main Street, San Francisco, California 94105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Clerk of the Trust at 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting.

Reports to Shareholders. The Fund will furnish, without charge, copies of the Fund’s most recent semi-annual and annual reports to shareholders to any shareholder upon request. The Fund’s semi-annual and annual reports to shareholders may be obtained from the Fund by writing to the Trust at Laudus Trust, 211 Main Street, San Francisco, California 94105, by calling (800) 447-3332 (Retail Investors) or (866) 452-8387 (Registered Investment Professionals), or over the Internet at http://www.laudus.com. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Delivery to Shareholders Sharing an Address. Multiple shareholders sharing an address may receive one Proxy Statement unless the Fund has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Fund will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Trust at Laudus Trust, 211 Main Street, San Francisco, California 94105 or by calling (800) 447-3332 (Retail Investors) or (866) 452-8387 (Registered Investment Professionals).

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE

ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY. SHAREHOLDERS

ARE ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE

OR OVER THE INTERNET.

LAUDUS TRUST

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF THE LAUDUS GROWTH INVESTORS U.S. LARGE CAP GROWTH FUND

TO BE HELD MAY 10, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LAUDUS TRUST

This proxy is for your use in voting on various matters relating to the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Fund”), a series of Schwab Investments. The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Catherine MacGregor, Audra Mai, and Michael Bonardi, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 10, 2013, at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California, 94105 commencing at 9:00 a.m. Pacific Time and any adjournments thereof (the “Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Meeting and on any matter incident to the conduct of the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement dated January [    ], 2013.

This proxy, when properly executed, will be voted as indicated below. If you sign without otherwise indicating a vote on a proposal, this proxy will be voted FOR that proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January [    ], 2013.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

TO BE HELD ON MAY 10, 2013

THE PROXY STATEMENT AND THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS ARE AVAILABLE AT WWW.[            ].COM.

PROXY TABULATOR	To vote by Internet
[P.O. BOX 9112
FARMINGDALE, NY 11735]	1) Read the Proxy Statement and have the proxy card below at hand.
2) Got to website www.[ ].com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call [ ]
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To vote with a Live Representative

Call toll free [ ] to speak to a live Proxy Solicitor representative.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:	¢

The Board of Trustees recommends that you vote FOR each Proposal.

Proposal 1:	To approve the adoption of exemptive relief which would authorize Charles Schwab Investment Management, Inc., the investment adviser to the Fund, subject to the supervision and approval of the Board of Trustees, to hire, terminate or replace investment subadvisers for the Fund without seek shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

Please sign exactly as your name(s) appear on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date